EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ John F. Brimberry
                                                John F. Brimberry
                                                Director


Subscribed and sworn to before me this 26th day of February, 1999 by John F. Brimberry.
                                            /s/ Lynell Scherer
                                                Notary Public

My Commission Expires:3-11-2002

EXHIBIT (24) 8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ E. R. Brooks
                                                E. R. Brooks
                                                Director


Subscribed  and  sworn to before  me this  24th day of  February,  1999 by E. R.
Brooks.



                                            /s/ Judy A. Hall
                                                Notary Public

My Commission Expires:  7-20-1999

EXHIBIT (24) 8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ Glenn Files
                                                Glenn Files
                                                Director


Subscribed  and  sworn to before  me this  24th day of  February,  1999 by Glenn
Files.



                                            /s/ Judy A. Hall
                                                Notary Public

My Commission Expires: 7-20-1999

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ Ruben M. Garcia
                                                Ruben M. Garcia
                                                Director




Subscribed  and  sworn  to  before  me this 1st day of  March,  1999 by Ruben M.
Garcia.



                                            /s/ Phyllis A. Pego
                                                Notary Public

My Commission Expires: 12-29-2001

EXHIBIT (24) 8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                      /s/ Alphonso R. Jackson
                                          Alphonso R. Jackson
                                          Director


Subscribed and sworn to before me this 24th day of February, 1999 by Alphonso R. Jackson.



                                      /s/ L. Charlene Camp
                                          Notary Public

My Commission Expires: 4-3-1999

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ Robert A. McAllen
                                                Robert A. McAllen
                                                Director



Subscribed and sworn to before me this 26th day of February, 1999 by Robert A. McAllen.


                                            /s/ Oneida M. Lorenzana
                                                Notary Public

My Commission Expires: 3-6-2000

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ Pete J. Morales, Jr.
                                                Pete J. Morales, Jr.
                                                Director


Subscribed and sworn to before me this 4th day of March, 1999 by Pete J. Morales, Jr.


                                            /s/ Alice G. Crisp
                                                Notary Public

My Commission Expires:8-3-2002

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ H. Lee Richards
                                                H. Lee Richards
                                                Director


Subscribed and sworn to before me this 26th day of February, 1999 by H. Lee Richards.


                                            /s/ C. J. Winter
                                                Notary Public

My Commission Expires: 12-22-99

EXHIBIT 24.8
                                POWER OF ATTORNEY


The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints J. Gonzalo Sandoval and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1998 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney as of the 24th day of February, 1999.


                                            /s/ Gerald E. Vaughn
                                                Gerald E. Vaughn
                                                Director


Subscribed and sworn to before me this 25th day of February, 1999 by Gerald E. Vaughn.


                                            /s/ Imelda V. Perez
                                                Notary Public

My Commission Expires: 2-2-2001